SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(RULE 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

INFONET SERVICES CORP.

(Name of Registrant as Specified in its Charter)

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The following is the text of a video presentation of Jose’ Collazo, Infonet’s Chief Executive Officer, posted on Infonet’s website for its stockholders on November 8, 2004.

TODAY IS A SPECIAL DAY.

WE ARE ABOUT TO ENTER A NEW ERA.

I WANT TO MAKE SURE THAT WE COMMUNICATE TO EVERY MEMBER OF THE INFONET FAMILY AROUND THE WORLD, AND SO I’M ADDRESSING YOU VIA THE WEB.

AS YOU KNOW, WE’RE IN A VERY COMPETITIVE MARKETPLACE. AND, WHILE WE’RE DOING WELL, THE COMPETITION WE FACE HAS ACCESS TO VERY LARGE FINANCIAL RESOURCES.

WE ALL KNOW THAT WE’RE A WELL PERFORMING COMPANY, AND IT IS A TRIBUTE TO YOUR EFFORTS THAT A COMPANY OF THE STATURE OF BT, BRITISH TELECOM, IS INTERESTED IN ACQUIRING US. OBVIOUSLY, BT SEES SUBSTANTIAL BENEFITS FROM THIS ACQUISITION. I ALSO THINK, FOR INFONET, THIS ACQUISITION HAS SUBSTANTIAL BENEFITS.

AS WE AWAIT REGULATORY APPROVAL, BOTH COMPANIES WILL EXECUTE THEIR RESPECTIVE PLANS, AND, SPEAKING FOR INFONET, WE WILL CONTINUE TO MAKE SURE THAT THIS IS A GREAT PLACE.

THE TELECOM MARKETPLACE IS ALWAYS CHANGING. AS WE ALL KNOW FROM PUBLISHED REPORTS, MCI SUPPOSEDLY IS UP FOR SALE. AT&T IS RESTRUCTURING ITS ACTIVITIES, SUPPOSEDLY PREPARING ITSELF FOR SALE. FRANCE TELECOM EQUANT IS EXPERIENCING SUBSTANTIAL DIFFICULTIES, AND BT IS NOW BECOMING MORE OF A GLOBAL PLAYER.

SO, IN THIS HIGHLY COMPETITIVE AND CONFUSING MARKETPLACE, WE HAVE MANAGED TO THRIVE, AND THIS HAS ATTRACTED BT.

EVERY PLAYER IN THIS MARKETPLACE IS TRYING TO FIND THEIR KEY DIFFERENTIATOR. WITH INFONET ALREADY BEING RECOGNIZED AS A VERY HIGH QUALITY PROVIDER OF SERVICES FOR MISSION CRITICAL APPLICATIONS, WE ARE NOW TRYING TO FOCUS ON MAINTAINING OUR POSITION, WHILE WE INNOVATE IN A VARIETY OF AREAS.

WE ARE A LEADER IN THE PUBLIC INTERNET VPN AREA. WE ARE GETTING READY TO LAUNCH THE NEXT GENERATION OF CLASS OF SERVICE OFFERINGS, WHICH WILL SUBSTANTIALLY STRENGTHEN OUR APPLICATION DEFINED NETWORK STRATEGY. WE ARE LEADERS IN THE MOBILE COMPUTING EFFORTS, AND WE CONTINUE TO DEVELOP EVER-MORE COMPLICATED SOLUTIONS FOR OUR CUSTOMERS.

THIS — COUPLED WITH BT’S PENCHANT FOR QUALITY, WORLD CLASS R&D FACILITIES, AND A STELLAR BRAND REPUTATION — BODES WELL FOR THE FUTURE OF INFONET.

YOU HAVE ALL SEEN THE FAMOUS GARTNER MAGIC QUADRANT. IN THE LATEST VERSION, INFONET, EQUANT, BT, AND AT&T ARE CLUSTERED TOGETHER. I BELIEVE THAT THE RESULT OF THIS TRANSACTION WILL CREATE A NEW LEVEL OF CUSTOMER SERVICE EXCELLENCE FOR THOUSANDS OF MULTI-NATIONALS, AND THIS WILL BE REFLECTED IN THE NEXT MAGIC QUADRANT.

AT INFONET, WE ARE USED TO RECEIVING RECOGNITION: 11 TELEMARK AWARDS. AND, FOR 10 QUARTERS IN A ROW, WE HAVE BEEN BEST IN CLASS FOR MANAGED DATA NETWORK SERVICES. AT THE LAST WCA AWARDS, WE WERE A FINALIST IN EVERY CATEGORY THAT WE COMPETED IN. WE WON TWO OUT OF THREE: BEST EUROPEAN REGIONAL CARRIER, BEST MANAGED SERVICES PROVIDER, AND WE CAME IN SECOND TO NTT, THE JAPANESE TELECOM GIANT, FOR BEST GLOBAL CARRIER — NOT BAD FOR A COMPANY 1/10TH THE SIZE OF EVERYONE ELSE IN THERE.

NEEDLESS TO SAY, GIVEN ALL THE AWARDS THAT WE WIN, WE ARE VERY WELL SPOKEN OF IN THE MEDIA. AS A RESULT, IN EUROPE, WHERE MOST OF OUR CUSTOMERS RESIDE, IN A SURVEY OF OVER 550 MULTI-NATIONAL COMPANIES, OUR NAME RECOGNITION SCORES WERE VERY HIGH.

AS YOU KNOW, OUR FOCUS FOR THE PAST MANY YEARS HAS BEEN TO BECOME A POWERHOUSE IN PROVIDING MANAGED GLOBAL COMMUNICATION SERVICES. SIXTEEN YEARS AGO, OUR REVENUES IN THIS AREA WERE ALMOST ZERO, AND OUR COMPETITION WAS THE GIANTS: AT&T, MCI, FRANCE TELECOM, DEUSTCHE TELEKOM, BT CONCERT, ETC. TODAY, AS WE APPROACH $700 MILLION DOLLARS IN REVENUES, WE ARE, IN OUR SECTOR, THE SAME SIZE OR LARGER THAN MANY OF THESE GIANTS. WITH ONE BIG DIFFERENCE: WE GREW LAST YEAR, WHILE MOST OF THEM SHRANK IN SIZE.

OUR GOAL TO BECOME A POWERHOUSE IN PROVIDING MANAGED GLOBAL COMMUNICATION SERVICES CONTINUES, AND, AS I’M FOND OF SAYING: “THIS GOAL IS A JOURNEY, NOT A DESTINATION.” A COMBINATION OF BT AND INFONET WILL, WITHOUT DOUBT, ACCELERATE OUR MOVEMENT TOWARD BECOMING A POWERHOUSE IN PROVIDING MANAGED GLOBAL COMMUNICATIONS SOLUTIONS.

AS I SAID TO YOU EARLIER, THE TWO OF US WILL MAKE A POWERFUL COMBINATION. THE GROUP WE ARE DEALING WITH IS BT GLOBAL SERVICES, BUT BT IS ONE OF THE TELECOM GIANTS AND ONE OF THE TELECOM GIANTS THAT IS DOING WELL.

MANY OF YOU ARE WONDERING, “IF WE’RE DOING SO WELL, WHY ARE THE SHAREHOLDERS SELLING?” OUR TELCO SHAREHOLDERS HAVE ALWAYS BEEN CANDID ABOUT THE FACT THAT INFONET SHARES WERE HELD AS AN INVESTMENT AND SUBJECT TO SALE SHOULD AN ACCEPTABLE OFFER MATERIALIZE. DOING WELL ATTRACTS ATTENTION, AND THAT’S WHY BT IS BUYING US. FOR THE SELLING SHAREHOLDERS, IF THE OFFER IS ATTRACTIVE ENOUGH, THEY WILL SELL. THIS OFFER IS AT A SUBSTANTIAL PREMIUM OVER THE RECENT STOCK MARKET PRICE FOR INFONET, AND SO I’M SURE IT WILL BE ATTRACTIVE.

FOR INFONET, WE’VE ALWAYS SAID THAT THIS IS A SCALE BUSINESS, WHICH WE CAN REACH VIA ORGANIC GROWTH. THE ACQUISITION BY BT ACCELERATES THAT DEVELOPMENT.

FROM BT’S PERSPECTIVE, WE ARE A GOOD COMPANY, WITH AN EXCELLENT REPUTATION. WE HAVE DEDICATED AND PRODUCTIVE EMPLOYEES. WE HAVE A LOYAL CUSTOMER BASE, AND THIS WILL ACCELERATE BT’S PLANS IN THE MANAGED GLOBAL COMMUNICATIONS AREA.

I’M SURE MANY OF YOU ARE WONDERING WHAT HAPPENS NEXT. FIRST OF ALL, LET ME SAY THAT THIS IS AN OFFER TO ALL SHAREHOLDERS, AND I FULLY EXPECT THAT SHAREHOLDERS WILL ACCEPT THIS DEAL. BT’S OFFER IS SUBJECT TO GOVERNMENT REGULATORY APPROVAL. GIVEN THE HIGHLY COMPETITIVE NATURE OF OUR MARKETPLACE, I FULLY EXPECT THAT WE WILL RECEIVE REGULATORY APPROVAL, BUT IT WILL TAKE MONTHS TO GO THROUGH THE PROCESS.

WHAT I SEE US BECOMING IS THE CENTRAL PART OF A COMPANY THAT WILL TRULY SPECIALIZE IN PROVIDING MANAGED GLOBAL COMMUNICATIONS SOLUTIONS, OFFERING BEST OF BREED SERVICES AND BENEFITING FROM BT’S RESEARCH.

WE ARE A GREAT COMPANY, AND, AS A SUBSIDIARY OF BT, WE WILL CONTINUE TO BE A GREAT COMPANY.

Additional Information about the Merger and Where to Find It

Infonet plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INFONET, BT, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Infonet or BT through the web site maintained by the SEC at www.sec.gov.

In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Infonet by contacting Infonet Services Corporation, 2160 East Grand Avenue, El Segundo, California, 90245, Attention: Investor Relations.

Infonet and BT, and their respective directors and officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Infonet’s directors and officers and their ownership of Infonet common stock is contained in the proxy statement for Infonet’s 2004 annual meeting of stockholders, which was filed with the SEC on July 22, 2004. Information regarding BT’s directors and officers is contained in BT’s Form 6-K, which was filed with the SEC on June 2, 2004. To the knowledge of Infonet, none of BT nor any of its directors and officers owns any shares of Infonet common stock. To the knowledge of Infonet, none of the directors or officers of BT who would be expected to participate in any such solicitation of proxies has any material interest, direct or indirect, by security holdings or otherwise in Infonet. Investors and stockholders may obtain additional information regarding the direct and indirect interests of Infonet, BT and their respective directors and officers in the merger by reading the proxy statement regarding the merger when it becomes available.

Safe Harbor Statement

In addition to statements of historical facts or statements of current conditions, Infonet has made forward-looking statements in this communication within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of these statements include, without limitation, statements regarding expected synergies, financial guidance, timing of closing, industry ranking, execution of integration plans and organizational structure. These statements are based on information available to Infonet as of the date of this communication but are subject to a number of risks and uncertainties that could cause the statements made to be incorrect and the actual results to differ materially. Infonet describes certain of these risks and uncertainties in its 10-K, 10-Q, 8-K and other recent filings with the Securities and Exchange Commission (the “SEC”). These documents are available through the SEC website at www.sec.gov. The accuracy of Infonet’s forward-looking statements will also be affected by whether the merger can be completed, whether the companies may be required to modify aspects of the transaction to achieve regulatory approval, whether the businesses of the companies suffer due to uncertainty or a decline in market demand and whether the parties are able to achieve planned synergies. Infonet expects that subsequent events or developments may cause its views to change, however, Infonet undertakes no duty to update the forward-looking statements to take account of later events, except to the extent required by law. The cautionary advice in this paragraph is permitted by the Private Securities Litigation Reform Act of 1995.